UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2014

Rackspace Hosting, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-34143

Delaware	74-3016523
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1 Fanatical Place
City of Windcrest
San Antonio, Texas 78218
(Address of principal executive offices, including zip code)

(210) 312-4000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At the Annual Meeting of Stockholders of Rackspace Hosting, Inc. (the “Company”), held on May 1, 2014 in San Antonio, Texas (the “Annual Meeting”), the Company’s stockholders approved an amendment to the Company’s 2007 Long-Term Incentive Plan, as amended and restated (the “Plan”) to add 11,400,000 shares to the total number of shares of the Company’s common stock reserved for issuance under the Plan (the “Plan Amendment”). The Board of Directors of the Company previously approved the Plan Amendment on February 4, 2014, subject to stockholder approval.
The terms and conditions of the Plan and the effect of the Plan Amendment are more fully described in the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 4, 2014.
Item 5.07. Submission of Matters to a Vote of Security Holders.
The information contained in Item 5.02 above is hereby incorporated by reference. At the Annual Meeting, stockholders representing 133,666,875 shares, or approximately 94.26% of the shares of the Company’s common stock outstanding as of the March 7, 2014 record date, were present in person or were represented at the meeting by proxy. The items listed below were submitted to a vote of the stockholders through the solicitation of proxies. The proposals are described in the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 4, 2014. Final voting results are shown below.
Proposal 1 - Election of directors:
Each nominee for election as a Class III director required the affirmative vote of a majority of the shares present at the Annual Meeting entitled to vote in order to be elected. Three Class III directors were elected to hold office for a term expiring in 2017. The following summarizes the votes received for each nominee for director:

NOMINEE	VOTES FOR	VOTES AGAINST	VOTES ABSTAIN	BROKER NON-VOTES
Lewis J. Moorman	117,483,437	2,559,578	747,611	12,876,249
Graham Weston	118,249,834	1,694,038	846,754	12,876,249
Ossa Fisher	119,854,351	184,726	751,549	12,876,249
Proposal 2 - Ratification of KPMG LLP, the Company's independent registered public accounting firm:
This proposal required the affirmative vote of holders of a majority of the shares present at the Annual Meeting entitled to vote. The following summarizes the voting results for the ratification of the selection of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2014:

VOTES FOR	VOTES AGAINST	VOTES ABSTAIN	BROKER NON-VOTES
132,746,898	186,831	733,146	—
Proposal 3 - Approval, by non-binding vote, of the Company’s executive compensation for its named executive officers:
The following summarizes the voting results for the approval, by non-binding vote, of the Company’s executive compensation for its named executive officers:

VOTES FOR	VOTES AGAINST	VOTES ABSTAIN	BROKER NON-VOTES
105,554,652	14,435,786	800,188	12,876,249
Proposal 4 - Approval of the Plan Amendment:
This proposal required the affirmative vote of holders of a majority of the shares present at the Annual Meeting entitled to vote. The following summarizes the voting results for the approval of the Plan Amendment:

VOTES FOR	VOTES AGAINST	VOTES ABSTAIN	BROKER NON-VOTES
75,695,468	44,237,155	858,003	12,876,249

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rackspace Hosting, Inc.
Date:	May 7, 2014	By:	/s/ Tiffany Lathe
Tiffany Lathe
Vice President and General Counsel